UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 8, 2022
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 8, 2022, Robert R. Labenski, 56, was appointed Chief Accounting Officer of Sila Realty Trust, Inc. (the “Company”), effective third quarter 2022. In addition to serving as the Chief Accounting Officer, Mr. Labenski, will serve as a member of the Management Committee upon his employment.
Mr. Labenski has 35 years of accounting and Securities Exchange Commission experience focusing exclusively on real estate companies, specifically REITs. Prior to joining the Company, Mr. Labenski was an audit partner at RSM US LLP since January 2020, where he was a member of the national real estate practice serving as lead audit partner on various real estate companies, including REITs. Before joining RSM, Mr. Labenski was an audit partner with KPMG LLP where he spent more than 32 years. He was the lead audit partner on 17 different public REITs over the course of his career serving various real estate product types including: healthcare, hotels, office, retail, self-storage, multi-family, single family rental and industrial. He was a member of KPMG’s national real estate leadership team for 20 years, responsible for the audit functions of the US Building, Construction and Real Estate practice in both the mid-Atlantic (2004-2012) and Southeast regions (2000- 2004 and 2012-2020). Mr. Labenski also held various other positions within KPMG, including the Jacksonville, Florida Office Managing Partner (2014-2018), Southeast region Asset Management Practice Leader (2018-2020) and Southeast partner in charge of university recruiting (2001-2004). Mr. Labenski is well versed in the rules and regulations issued by the SEC, PCAOB, FASB and AICPA, having provided guidance to REITs on proposed transactions, internal control structuring, corporate governance and technical accounting and reporting matters.
Mr. Labenski has been an active member of the National Association of Real Estate Investment Trusts (NAREIT) since 1998. While at KPMG, he served as that firm’s representative on the NAREIT Best Financial Practices Council, and currently acts in that role representing RSM.
Mr. Labenski graduated from Boston College, with a Bachelors of Science in Accounting in 1987. He is a member of the AICPA and is a certified public accountant in the State of Florida.
Mr. Labenski's at-will employment with the Company includes a base salary of $300,000 per year. In addition, Mr. Labenski will be eligible to receive an annual bonus with a target amount of $185,000 that will be based on the determination of the compensation committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) of his achievement of annual performance goals for a year; provided, however, that Mr. Labenski’s annual bonus for calendar year 2022 will be a fixed amount equal to the target cash bonus (rather than being based on criteria and goals established and administered by the Board or the Compensation Committee), prorated to reflect the period of employment from commencement of employment through December 31, 2022. In addition, Mr. Labenski will be granted a one-time initial equity award of time-based restricted shares of Class A common stock, under the Company’s Amended and Restated 2014 Restricted Share Plan, or the A&R Incentive Plan, with a grant date fair value of $350,000, which, subject to Mr. Labenski's continuous employment through the applicable vesting date, will vest on January 1, 2027.
In addition, as part of his appointment as the Company’s Chief Accounting Officer, the Company has agreed to grant Mr. Labenski an award of time-based restricted common stock (the “Time-Based 2023 Award”) and an award of performance-based restricted stock units (the “Performance-Based 2023 Award”) in the first quarter of calendar year 2023, subject to Mr. Labenski’s continued employment through the grant date. The combined value of the shares of the Company’s common stock underlying the 2023 Awards on the grant date will be $200,000, with a portion of the grant date value of the 2023 Awards consisting of the Performance-Based 2023 Award and a portion consisting of the Time-Based 2023 Award. The performance objectives and other terms and conditions of the Performance-Based 2023 Award will be reasonably determined by the Board or the Compensation Committee. The Time-Based 2023 Award will vest ratably over four years following the grant date, subject to Mr. Labenski’s continuous employment through the applicable vesting dates (except as otherwise provided in the Severance Plan (as defined below)). The 2023 Awards will be granted under, and will be subject to, the terms of the A&R Incentive Plan and award agreements.
In addition, Mr. Labenski will (similar to other executive officers of the Company) participate in the Company’s severance plan (the “Severance Plan”). Under the Severance Plan, if Mr. Labenski’s employment with the Company terminates for any reason, the Company shall provide (or cause to be provided to) him his accrued benefits, which consist of any of the following: (a) accrued but unpaid base salary and/or accrued but unused vacation and/or paid time off; (b) vested employee benefits to which he is entitled as of the termination; and (c) any reimbursement for necessary, customary or usual business expenses and fees incurred by him in accordance with the applicable expense reimbursement policy. If Mr. Labenski incurs a “qualifying termination” (as defined under the Severance Plan), the Company shall provide (or cause to be provided to) him any earned but unpaid annual bonus relating to the calendar year prior to the year of such termination (provided that he must remain employed through the last day of the calendar year to which the annual bonus relates), a lump sum payment calculated in accordance with the Severance Plan and full and immediate vesting of equity-based incentive awards.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: July 8, 2022	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer